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                                                                   Exhibit 14(b)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" in this Registration Statement (Form N-14 No. 333-67844) of the SunAmerica Style Select Series, Inc.


                             /s/ Ernst & Young LLP

                                 ERNST & YOUNG LLP


New York, New York
September 28, 2001